UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, California 92008

(Address of Principal Executive Offices)

(760) 431-9286

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	ATEC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 17, 2020, the Board of Directors (“Board”) of Alphatec Holdings, Inc. (the “Company”) increased the number of directors to serve on the Board to twelve members and appointed David Pelizzon to serve as a director for a term commencing on June 17, 2020, immediately following the 2020 Annual Meeting of Stockholders of the Company, and expiring at the Annual Meeting of Stockholders of the Company in 2021.

Mr. Pelizzon will receive annual equity compensation in accordance with the Company’s standard remuneration for its non-employee directors, as revised by the Compensation Committee of the Board effective as of June 17, 2020, which provides that non-employee directors shall receive an annual Restricted Stock Unit (“RSU”) award with a grant value of $100,000 for service on the Board (the “Board Grant”) and, as applicable, an annual RSU award(s) with a grant value of (i) $25,000 to each non-employee director that serves as Chair or Lead Director of the Board and (ii) $7,500 ($20,000 for Chair), $7,500 ($20,000 for Chair), $5,000 ($13,750 for Chair) and $4,750 ($10,000 for Chair) to each non-employee director that serves as a member of the Audit Committee, Finance Committee, Compensation Committee, and/or Nominating and Corporate Governance Committee, respectively (collectively, the “Committee Grant”).  For continuing (incumbent) non-employee directors, the Board Grant and, where applicable, any Committee Grant shall be granted as of the date of the annual meeting of stockholders, based upon the volume-weighted average price of the Company’s stock for the 30-trading day period prior to the grant date. For newly elected or newly appointed, non-employee directors and/or for newly appointed committee Chairpersons and members, the Board Grant and, where applicable, any Committee Grant shall be granted upon election or appointment to the Board or Board committee, with a grant value, as determined by the 30-trading day period prior to date of election or appointment, pro-rated by the number of days from the date of the prior annual meeting of stockholders to the date of the grant, divided by 365.  In each case, the Board Grant and any Committee Grant shall vest on the earlier of (a) the twelve (12)-month anniversary of the grant date and (b) the death or resignation of the director.  In the event of death or resignation of the director, the Board Grant and any Committee Grant shall vest pro-rated based on the number of actual days served by the director from the time of the grant to such death or resignation, divided by 365.

In addition, it is anticipated that Mr. Pelizzon will enter into the Company’s standard form of indemnification agreement for non-employee directors, a copy of which is attached as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission on May 5, 2009, and incorporated herein by reference.

There are no other arrangements or understandings between Mr. Pelizzon and any other person pursuant to which he was selected to serve on the Board. There are no family relationships between Mr. Pelizzon and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 17, 2020, the Company held its Annual Meeting of stockholders (the “Annual Meeting”).  The Company filed its definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on April 28, 2020.  The proxy statement describes in detail each of the four proposed voting matters (the “Proposals”) submitted to the Company’s stockholders at the Annual Meeting.  As of April 20, 2020, the record date of the Annual Meeting, there were 63,414,384 outstanding shares of the Company’s common stock. At the Annual Meeting, a quorum of 47,606,090 shares of the Company’s common stock were represented in person or by proxy.  The final results for the votes cast with respect to each Proposal are set forth below.

Proposal 1

The stockholders elected each of Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, Patrick S. Miles, David H. Mowry, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods to serve on the Company’s Board for a term of one year until the 2021 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Evan Bakst	27,083,922	870,298	19,651,870
Mortimer Berkowitz III	24,341,169	3,613,051	19,651,870
Quentin Blackford	25,202,796	2,751,424	19,651,870
Jason Hochberg	27,092,404	861,816	19,651,870
Karen K. McGinnis	27,687,089	267,131	19,651,870
Patrick S. Miles	27,352,110	602,110	19,651,870
David H. Mowry	27,771,913	182,307	19,651,870
Jeffrey P. Rydin	26,941,770	1,012,450	19,651,870
James L.L. Tullis	23,453,136	4,501,084	19,651,870
Donald A. Williams	27,711,860	242,360	19,651,870
Ward W. Woods	27,576,112	378,108	19,651,870

Proposal 2

The stockholders ratified the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,444,813	121,443	39,834	0

 Proposal 3

The stockholders approved the amendment of the Company’s 2016 Equity Incentive Plan by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,132,292	10,499,222	1,322,706	19,651,870

Proposal 4

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executed officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,276,343	3,201,617	1,476,260	19,651,870

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Fourth Amendment to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2020	ALPHATEC HOLDINGS, INC.

	By:	/s/ Jeffrey G. Black
Name: Jeffrey G. Black
Its: Chief Financial Officer